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                                                                    EXHIBIT 99.1

   STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Kendrick B. Melrose, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of The Toro Company, and, except as corrected or supplemented in a subsequent covered report:

          o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with The Toro Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          o Annual Report on Form 10-K for the Fiscal Year Ended October 31, 2001 of The Toro Company;

          o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The Toro Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          o    any amendments to any of the foregoing.



          /s/ Kendrick B. Melrose                     Subscribed and sworn to
          -----------------------------               before me this 10th day of
          Kendrick B. Melrose                         September, 2002.
          Principal Executive Officer
           September 10, 2002                         /s/ J. Lawrence McIntyre
                                                      --------------------------
                                                      Notary Public
                                                      My commission Expires:
                                                      1/31/2005